Exhibit 24

                                POWER OF ATTORNEY
                                -----------------

               Registration Statement of Phelps Dodge Corporation
                   Relating to the Deferred Compensation Plan
                  for the Directors of Phelps Dodge Corporation
                        and the Phelps Dodge Corporation
                 Amended and Restated Directors Stock Unit Plan
                 ----------------------------------------------

                  The person whose signature appears below does hereby make, constitute and appoint Thomas M. St. Clair and Robert C. Swan and each of them, with full power to act without the other, his or her true and lawful attorney-in-fact and agent, in his or her name, place and stead to execute on his or her behalf, as an officer and/or director of Phelps Dodge Corporation (the "Company"), the Registration Statement of the Company on Form S-8 (the "Registration Statement") for the registration of 100,000 shares of the Company's common stock, par value $6.25 ("Common Stock"), in connection with the Deferred Compensation Plan for Directors of Phelps Dodge Corporation and the Phelps Dodge Corporation Amended and Restated Directors Stock Unit Plan and any and all amendments (including post-effective amendments) to the Registration Statement, and file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (the "SEC") pursuant to the Securities Act of 1933 (the "Act"), and any and all other instruments which either of said attorneys-in-fact and agents deems necessary or advisable to enable the Company to comply with the Act, the rules, regulations and requirements of the SEC in respect thereof, and the securities or Blue Sky laws of any State or other governmental subdivision, giving and granting to each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing whatsoever necessary or appropriate to be done in and about the premises as fully to all intents as he or she might or could do if personally present at the doing thereof, with full power of substitution and resubstitution, hereby ratifying and confirming all that his or her said attorneys-in-fact and agents or substitutes may or shall lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand on this 26th day of November, 1997.




                                                     /s/ Douglas C. Yearley
                                                     ----------------------
                                                     Douglas C. Yearley

                                                                      Exhibit 24

                                POWER OF ATTORNEY
                                -----------------

               Registration Statement of Phelps Dodge Corporation
                   Relating to the Deferred Compensation Plan
                  for the Directors of Phelps Dodge Corporation
                        and the Phelps Dodge Corporation
                 Amended and Restated Directors Stock Unit Plan
                 ----------------------------------------------

                  The person whose signature appears below does hereby make, constitute and appoint Thomas M. St. Clair and Robert C. Swan and each of them, with full power to act without the other, his or her true and lawful attorney-in-fact and agent, in his or her name, place and stead to execute on his or her behalf, as an officer and/or director of Phelps Dodge Corporation (the "Company"), the Registration Statement of the Company on Form S-8 (the "Registration Statement") for the registration of 100,000 shares of the Company's common stock, par value $6.25 ("Common Stock"), in connection with the Deferred Compensation Plan for Directors of Phelps Dodge Corporation and the Phelps Dodge Corporation Amended and Restated Directors Stock Unit Plan and any and all amendments (including post-effective amendments) to the Registration Statement, and file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (the "SEC") pursuant to the Securities Act of 1933 (the "Act"), and any and all other instruments which either of said attorneys-in-fact and agents deems necessary or advisable to enable the Company to comply with the Act, the rules, regulations and requirements of the SEC in respect thereof, and the securities or Blue Sky laws of any State or other governmental subdivision, giving and granting to each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing whatsoever necessary or appropriate to be done in and about the premises as fully to all intents as he or she might or could do if personally present at the doing thereof, with full power of substitution and resubstitution, hereby ratifying and confirming all that his or her said attorneys-in-fact and agents or substitutes may or shall lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand on this 26th day of November, 1997.




                                                     /s/ Thomas M. St. Clair
                                                     -----------------------
                                                     Thomas M. St. Clair

                                                                      Exhibit 24

                                POWER OF ATTORNEY
                                -----------------

               Registration Statement of Phelps Dodge Corporation
                   Relating to the Deferred Compensation Plan
                  for the Directors of Phelps Dodge Corporation
                        and the Phelps Dodge Corporation
                 Amended and Restated Directors Stock Unit Plan
                 ----------------------------------------------

                  The person whose signature appears below does hereby make, constitute and appoint Thomas M. St. Clair and Robert C. Swan and each of them, with full power to act without the other, his or her true and lawful attorney-in-fact and agent, in his or her name, place and stead to execute on his or her behalf, as an officer and/or director of Phelps Dodge Corporation (the "Company"), the Registration Statement of the Company on Form S-8 (the "Registration Statement") for the registration of 100,000 shares of the Company's common stock, par value $6.25 ("Common Stock"), in connection with the Deferred Compensation Plan for Directors of Phelps Dodge Corporation and the Phelps Dodge Corporation Amended and Restated Directors Stock Unit Plan and any and all amendments (including post-effective amendments) to the Registration Statement, and file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (the "SEC") pursuant to the Securities Act of 1933 (the "Act"), and any and all other instruments which either of said attorneys-in-fact and agents deems necessary or advisable to enable the Company to comply with the Act, the rules, regulations and requirements of the SEC in respect thereof, and the securities or Blue Sky laws of any State or other governmental subdivision, giving and granting to each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing whatsoever necessary or appropriate to be done in and about the premises as fully to all intents as he or she might or could do if personally present at the doing thereof, with full power of substitution and resubstitution, hereby ratifying and confirming all that his or her said attorneys-in-fact and agents or substitutes may or shall lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand on this 3rd day of December, 1997.




                                                     /s/ Gregory W. Stevens
                                                     ----------------------
                                                     Gregory W. Stevens

                                                                      Exhibit 24

                                POWER OF ATTORNEY
                                -----------------

               Registration Statement of Phelps Dodge Corporation
                   Relating to the Deferred Compensation Plan
                  for the Directors of Phelps Dodge Corporation
                        and the Phelps Dodge Corporation
                 Amended and Restated Directors Stock Unit Plan
                 ----------------------------------------------

                  The person whose signature appears below does hereby make, constitute and appoint Thomas M. St. Clair and Robert C. Swan and each of them, with full power to act without the other, his or her true and lawful attorney-in-fact and agent, in his or her name, place and stead to execute on his or her behalf, as an officer and/or director of Phelps Dodge Corporation (the "Company"), the Registration Statement of the Company on Form S-8 (the "Registration Statement") for the registration of 100,000 shares of the Company's common stock, par value $6.25 ("Common Stock"), in connection with the Deferred Compensation Plan for Directors of Phelps Dodge Corporation and the Phelps Dodge Corporation Amended and Restated Directors Stock Unit Plan and any and all amendments (including post-effective amendments) to the Registration Statement, and file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (the "SEC") pursuant to the Securities Act of 1933 (the "Act"), and any and all other instruments which either of said attorneys-in-fact and agents deems necessary or advisable to enable the Company to comply with the Act, the rules, regulations and requirements of the SEC in respect thereof, and the securities or Blue Sky laws of any State or other governmental subdivision, giving and granting to each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing whatsoever necessary or appropriate to be done in and about the premises as fully to all intents as he or she might or could do if personally present at the doing thereof, with full power of substitution and resubstitution, hereby ratifying and confirming all that his or her said attorneys-in-fact and agents or substitutes may or shall lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand on this 3rd day of December, 1997.




                                                     /s/ Robert N. Burt
                                                     ------------------
                                                     Robert N. Burt

                                                                      Exhibit 24

                                POWER OF ATTORNEY
                                -----------------

               Registration Statement of Phelps Dodge Corporation
                   Relating to the Deferred Compensation Plan
                  for the Directors of Phelps Dodge Corporation
                        and the Phelps Dodge Corporation
                 Amended and Restated Directors Stock Unit Plan
                 ----------------------------------------------

                  The person whose signature appears below does hereby make, constitute and appoint Thomas M. St. Clair and Robert C. Swan and each of them, with full power to act without the other, his or her true and lawful attorney-in-fact and agent, in his or her name, place and stead to execute on his or her behalf, as an officer and/or director of Phelps Dodge Corporation (the "Company"), the Registration Statement of the Company on Form S-8 (the "Registration Statement") for the registration of 100,000 shares of the Company's common stock, par value $6.25 ("Common Stock"), in connection with the Deferred Compensation Plan for Directors of Phelps Dodge Corporation and the Phelps Dodge Corporation Amended and Restated Directors Stock Unit Plan and any and all amendments (including post-effective amendments) to the Registration Statement, and file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (the "SEC") pursuant to the Securities Act of 1933 (the "Act"), and any and all other instruments which either of said attorneys-in-fact and agents deems necessary or advisable to enable the Company to comply with the Act, the rules, regulations and requirements of the SEC in respect thereof, and the securities or Blue Sky laws of any State or other governmental subdivision, giving and granting to each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing whatsoever necessary or appropriate to be done in and about the premises as fully to all intents as he or she might or could do if personally present at the doing thereof, with full power of substitution and resubstitution, hereby ratifying and confirming all that his or her said attorneys-in-fact and agents or substitutes may or shall lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand on this 3rd day of December, 1997.




                                                     /s/ Paul W. Douglas
                                                     -------------------
                                                     Paul W. Douglas

                                                                      Exhibit 24

                                POWER OF ATTORNEY
                                -----------------

               Registration Statement of Phelps Dodge Corporation
                   Relating to the Deferred Compensation Plan
                  for the Directors of Phelps Dodge Corporation
                        and the Phelps Dodge Corporation
                 Amended and Restated Directors Stock Unit Plan
                 ----------------------------------------------

                  The person whose signature appears below does hereby make, constitute and appoint Thomas M. St. Clair and Robert C. Swan and each of them, with full power to act without the other, his or her true and lawful attorney-in-fact and agent, in his or her name, place and stead to execute on his or her behalf, as an officer and/or director of Phelps Dodge Corporation (the "Company"), the Registration Statement of the Company on Form S-8 (the "Registration Statement") for the registration of 100,000 shares of the Company's common stock, par value $6.25 ("Common Stock"), in connection with the Deferred Compensation Plan for Directors of Phelps Dodge Corporation and the Phelps Dodge Corporation Amended and Restated Directors Stock Unit Plan and any and all amendments (including post-effective amendments) to the Registration Statement, and file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (the "SEC") pursuant to the Securities Act of 1933 (the "Act"), and any and all other instruments which either of said attorneys-in-fact and agents deems necessary or advisable to enable the Company to comply with the Act, the rules, regulations and requirements of the SEC in respect thereof, and the securities or Blue Sky laws of any State or other governmental subdivision, giving and granting to each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing whatsoever necessary or appropriate to be done in and about the premises as fully to all intents as he or she might or could do if personally present at the doing thereof, with full power of substitution and resubstitution, hereby ratifying and confirming all that his or her said attorneys-in-fact and agents or substitutes may or shall lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand on this 3rd day of December, 1997.




                                                     /s/ William A. Franke
                                                     ---------------------
                                                     William A. Franke

                                                                      Exhibit 24

                                POWER OF ATTORNEY
                                -----------------

               Registration Statement of Phelps Dodge Corporation
                   Relating to the Deferred Compensation Plan
                  for the Directors of Phelps Dodge Corporation
                        and the Phelps Dodge Corporation
                 Amended and Restated Directors Stock Unit Plan
                 ----------------------------------------------

                  The person whose signature appears below does hereby make, constitute and appoint Thomas M. St. Clair and Robert C. Swan and each of them, with full power to act without the other, his or her true and lawful attorney-in-fact and agent, in his or her name, place and stead to execute on his or her behalf, as an officer and/or director of Phelps Dodge Corporation (the "Company"), the Registration Statement of the Company on Form S-8 (the "Registration Statement") for the registration of 100,000 shares of the Company's common stock, par value $6.25 ("Common Stock"), in connection with the Deferred Compensation Plan for Directors of Phelps Dodge Corporation and the Phelps Dodge Corporation Amended and Restated Directors Stock Unit Plan and any and all amendments (including post-effective amendments) to the Registration Statement, and file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (the "SEC") pursuant to the Securities Act of 1933 (the "Act"), and any and all other instruments which either of said attorneys-in-fact and agents deems necessary or advisable to enable the Company to comply with the Act, the rules, regulations and requirements of the SEC in respect thereof, and the securities or Blue Sky laws of any State or other governmental subdivision, giving and granting to each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing whatsoever necessary or appropriate to be done in and about the premises as fully to all intents as he or she might or could do if personally present at the doing thereof, with full power of substitution and resubstitution, hereby ratifying and confirming all that his or her said attorneys-in-fact and agents or substitutes may or shall lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand on this 3rd day of December, 1997.




                                                     /s/ Paul Hazen
                                                     --------------
                                                     Paul Hazen

                                                                      Exhibit 24

                                POWER OF ATTORNEY
                                -----------------

               Registration Statement of Phelps Dodge Corporation
                   Relating to the Deferred Compensation Plan
                  for the Directors of Phelps Dodge Corporation
                        and the Phelps Dodge Corporation
                 Amended and Restated Directors Stock Unit Plan
                 ----------------------------------------------

                  The person whose signature appears below does hereby make, constitute and appoint Thomas M. St. Clair and Robert C. Swan and each of them, with full power to act without the other, his or her true and lawful attorney-in-fact and agent, in his or her name, place and stead to execute on his or her behalf, as an officer and/or director of Phelps Dodge Corporation (the "Company"), the Registration Statement of the Company on Form S-8 (the "Registration Statement") for the registration of 100,000 shares of the Company's common stock, par value $6.25 ("Common Stock"), in connection with the Deferred Compensation Plan for Directors of Phelps Dodge Corporation and the Phelps Dodge Corporation Amended and Restated Directors Stock Unit Plan and any and all amendments (including post-effective amendments) to the Registration Statement, and file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (the "SEC") pursuant to the Securities Act of 1933 (the "Act"), and any and all other instruments which either of said attorneys-in-fact and agents deems necessary or advisable to enable the Company to comply with the Act, the rules, regulations and requirements of the SEC in respect thereof, and the securities or Blue Sky laws of any State or other governmental subdivision, giving and granting to each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing whatsoever necessary or appropriate to be done in and about the premises as fully to all intents as he or she might or could do if personally present at the doing thereof, with full power of substitution and resubstitution, hereby ratifying and confirming all that his or her said attorneys-in-fact and agents or substitutes may or shall lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand on this 3rd day of December, 1997.




                                                     /s/ Marie L. Knowles
                                                     --------------------
                                                     Marie L. Knowles

                                                                      Exhibit 24

                                POWER OF ATTORNEY
                                -----------------

               Registration Statement of Phelps Dodge Corporation
                   Relating to the Deferred Compensation Plan
                  for the Directors of Phelps Dodge Corporation
                        and the Phelps Dodge Corporation
                 Amended and Restated Directors Stock Unit Plan
                 ----------------------------------------------

                  The person whose signature appears below does hereby make, constitute and appoint Thomas M. St. Clair and Robert C. Swan and each of them, with full power to act without the other, his or her true and lawful attorney-in-fact and agent, in his or her name, place and stead to execute on his or her behalf, as an officer and/or director of Phelps Dodge Corporation (the "Company"), the Registration Statement of the Company on Form S-8 (the "Registration Statement") for the registration of 100,000 shares of the Company's common stock, par value $6.25 ("Common Stock"), in connection with the Deferred Compensation Plan for Directors of Phelps Dodge Corporation and the Phelps Dodge Corporation Amended and Restated Directors Stock Unit Plan and any and all amendments (including post-effective amendments) to the Registration Statement, and file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (the "SEC") pursuant to the Securities Act of 1933 (the "Act"), and any and all other instruments which either of said attorneys-in-fact and agents deems necessary or advisable to enable the Company to comply with the Act, the rules, regulations and requirements of the SEC in respect thereof, and the securities or Blue Sky laws of any State or other governmental subdivision, giving and granting to each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing whatsoever necessary or appropriate to be done in and about the premises as fully to all intents as he or she might or could do if personally present at the doing thereof, with full power of substitution and resubstitution, hereby ratifying and confirming all that his or her said attorneys-in-fact and agents or substitutes may or shall lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand on this 3rd day of December, 1997.




                                                     /s/ Robert D. Krebs
                                                     -------------------
                                                     Robert D. Krebs

                                                                      Exhibit 24

                                POWER OF ATTORNEY
                                -----------------

               Registration Statement of Phelps Dodge Corporation
                   Relating to the Deferred Compensation Plan
                  for the Directors of Phelps Dodge Corporation
                        and the Phelps Dodge Corporation
                 Amended and Restated Directors Stock Unit Plan
                 ----------------------------------------------

                  The person whose signature appears below does hereby make, constitute and appoint Thomas M. St. Clair and Robert C. Swan and each of them, with full power to act without the other, his or her true and lawful attorney-in-fact and agent, in his or her name, place and stead to execute on his or her behalf, as an officer and/or director of Phelps Dodge Corporation (the "Company"), the Registration Statement of the Company on Form S-8 (the "Registration Statement") for the registration of 100,000 shares of the Company's common stock, par value $6.25 ("Common Stock"), in connection with the Deferred Compensation Plan for Directors of Phelps Dodge Corporation and the Phelps Dodge Corporation Amended and Restated Directors Stock Unit Plan and any and all amendments (including post-effective amendments) to the Registration Statement, and file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (the "SEC") pursuant to the Securities Act of 1933 (the "Act"), and any and all other instruments which either of said attorneys-in-fact and agents deems necessary or advisable to enable the Company to comply with the Act, the rules, regulations and requirements of the SEC in respect thereof, and the securities or Blue Sky laws of any State or other governmental subdivision, giving and granting to each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing whatsoever necessary or appropriate to be done in and about the premises as fully to all intents as he or she might or could do if personally present at the doing thereof, with full power of substitution and resubstitution, hereby ratifying and confirming all that his or her said attorneys-in-fact and agents or substitutes may or shall lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand on this 2nd day of December, 1997.




                                                     /s/ Southwood J. Morcott
                                                     ------------------------
                                                     Southwood J. Morcott

                                                                      Exhibit 24

                                POWER OF ATTORNEY
                                -----------------

               Registration Statement of Phelps Dodge Corporation
                   Relating to the Deferred Compensation Plan
                  for the Directors of Phelps Dodge Corporation
                        and the Phelps Dodge Corporation
                 Amended and Restated Directors Stock Unit Plan
                 ----------------------------------------------

                  The person whose signature appears below does hereby make, constitute and appoint Thomas M. St. Clair and Robert C. Swan and each of them, with full power to act without the other, his or her true and lawful attorney-in-fact and agent, in his or her name, place and stead to execute on his or her behalf, as an officer and/or director of Phelps Dodge Corporation (the "Company"), the Registration Statement of the Company on Form S-8 (the "Registration Statement") for the registration of 100,000 shares of the Company's common stock, par value $6.25 ("Common Stock"), in connection with the Deferred Compensation Plan for Directors of Phelps Dodge Corporation and the Phelps Dodge Corporation Amended and Restated Directors Stock Unit Plan and any and all amendments (including post-effective amendments) to the Registration Statement, and file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (the "SEC") pursuant to the Securities Act of 1933 (the "Act"), and any and all other instruments which either of said attorneys-in-fact and agents deems necessary or advisable to enable the Company to comply with the Act, the rules, regulations and requirements of the SEC in respect thereof, and the securities or Blue Sky laws of any State or other governmental subdivision, giving and granting to each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing whatsoever necessary or appropriate to be done in and about the premises as fully to all intents as he or she might or could do if personally present at the doing thereof, with full power of substitution and resubstitution, hereby ratifying and confirming all that his or her said attorneys-in-fact and agents or substitutes may or shall lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand on this 1st day of December, 1997.




                                                     /s/ Gordon R. Parker
                                                     --------------------
                                                     Gordon R. Parker

                                                                      Exhibit 24

                                POWER OF ATTORNEY
                                -----------------

               Registration Statement of Phelps Dodge Corporation
                   Relating to the Deferred Compensation Plan
                  for the Directors of Phelps Dodge Corporation
                        and the Phelps Dodge Corporation
                 Amended and Restated Directors Stock Unit Plan
                 ----------------------------------------------

                  The person whose signature appears below does hereby make, constitute and appoint Thomas M. St. Clair and Robert C. Swan and each of them, with full power to act without the other, his or her true and lawful attorney-in-fact and agent, in his or her name, place and stead to execute on his or her behalf, as an officer and/or director of Phelps Dodge Corporation (the "Company"), the Registration Statement of the Company on Form S-8 (the "Registration Statement") for the registration of 100,000 shares of the Company's common stock, par value $6.25 ("Common Stock"), in connection with the Deferred Compensation Plan for Directors of Phelps Dodge Corporation and the Phelps Dodge Corporation Amended and Restated Directors Stock Unit Plan and any and all amendments (including post-effective amendments) to the Registration Statement, and file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (the "SEC") pursuant to the Securities Act of 1933 (the "Act"), and any and all other instruments which either of said attorneys-in-fact and agents deems necessary or advisable to enable the Company to comply with the Act, the rules, regulations and requirements of the SEC in respect thereof, and the securities or Blue Sky laws of any State or other governmental subdivision, giving and granting to each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing whatsoever necessary or appropriate to be done in and about the premises as fully to all intents as he or she might or could do if personally present at the doing thereof, with full power of substitution and resubstitution, hereby ratifying and confirming all that his or her said attorneys-in-fact and agents or substitutes may or shall lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand on this 3rd day of December, 1997.




                                                     /s/ J. Steven Whisler
                                                     ---------------------
                                                     J. Steven Whisler